UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

February 4, 2011

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 4, 2011, Renasant Corporation issued a press release announcing that Renasant Bank had acquired specified assets and assumed specified liabilities of American Trust Bank in an FDIC assisted transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 4, 2011, announcing the acquisition of specified assets and assumption of specified liabilities of American Trust Bank in an FDIC assisted transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: February 11, 2011	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 4, 2011, announcing the acquisition of specified assets and assumption of specified liabilities of American Trust Bank in an FDIC assisted transaction.